UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2016

Date of Report (Date of Earliest Event Reported)

CFCRE 2016-C3 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Société Générale

(Exact name of sponsor as specified in its charter)

Liberty Island Group I LLC

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-01	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On January 28, 2016, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, of CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2016-C3 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 38 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 67 commercial, multifamily and manufactured housing community properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Properties identified as “Empire Mall” on Exhibit B to the Pooling and Servicing Agreement (the “Empire Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Empire Mall Whole Loan”) that includes the Empire Mall Mortgage Loan and four other pari passu loans (“Empire Mall Pari Passu Companion Loans”). As of April 13, 2016, the Empire Mall Whole Loan, including the Empire Mall Mortgage Loan, is being serviced and administered under a pooling and servicing agreement, dated as of April 1, 2016 (the “Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as asset representations reviewer and as operating advisor, Citibank, N.A., as certificate administrator and Wilmington Trust, National Association, as trustee, relating to the Citigroup Commercial Mortgage Trust 2016-P3 securitization transaction into which the Empire Mall Companion Loan was deposited. An execution copy of the Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The terms and conditions of the Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement applicable to the servicing of the Empire Mall Mortgage Loan are substantially similar to the terms and conditions under a pooling and servicing agreement, dated as of December 23, 2015 (the “Wells Fargo Commercial Mortgage Trust 2015-P2 Pooling and Servicing Agreement”) originally applicable to the servicing of the Empire Mall Mortgage Loan, filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on January 28, 2016; however, the special servicing arrangements under the Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement differ from the Wells Fargo Commercial Mortgage Trust 2015-P2 Pooling and Servicing Agreement in certain respects. For example, (i) the work out fees payable with respect to the Empire Mall Mortgage Loan is 1.0% per annum and the workout fee with respect to each mortgage loan will be no less than $25,000, however the workout fee under the Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement has a maximum cap amount of $1,000,000 and (ii) the liquidation fee rate payable with respect to the Empire Mall Mortgage Loan is 1.0% per annum and the liquidation fee with respect to each mortgage loan will be no less than $25,000, however the liquidation fee under the Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement has a maximum cap amount of $1,000,000.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as asset representations reviewer and as operating advisor, Citibank, N.A., as certificate administrator and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P
(Registrant)
Date: April 19, 2016
	By:	/s/ Anthony Orso
Name: Anthony Orso
Title: Co-Principal Executive Officer

CFCRE 2016-C3-FORM 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as asset representations reviewer and as operating advisor, Citibank, N.A., as certificate administrator and Wilmington Trust, National Association, as trustee.	(E)

Exhibit 4.1